U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2003

American Capital Strategies, Ltd.

(Exact name of registrant as specified in its charter)

DELAWARE	814-00149	52-1451377
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Bethesda Metro Center 14th Floor Bethesda, MD 20814
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (301) 951-6122

N/A
(Former name or former address, if changed since last report)

Item 7.           Financial Statements Pro Forma Financial Information and Exhibits

(a)   None.

(b)   None.

(c)   Exhibits

Exhibit No.	Description

99.1	Press Release dated August 5, 2003

Item 12. Results of Operations and Financial Condition

On August 5, 2003, American Capital Strategies, Ltd. issued a press release announcing its financial results for the second quarter of 2003 and the declaration of a dividend on its Common Stock. The text of the press release is included as exhibit 99.1 to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CAPITAL STRATEGIES, LTD.

Dated:	August 5, 2003	By:	/s/ JOHN R. ERICKSON
John R. Erickson
Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated August 5, 2003